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Ford Reports Record Third Quarter Pre-Tax Profit; Net Income Up 129%

2015 THIRD QUARTER FINANCIAL RESULTS*

	Pre-Tax Results	Net Income	Revenue	Wholesales	Automotive Operating Margin	Automotive Operating-Related Cash Flow
3Q 2015	$2.7B	$1.9B	$38.1B	1,596K	6.5%	$2.8B
B/(W) 3Q 2014	$1.5B	$1.1B	$3.2B	103K	4 ppts	$3.5B

HIGHLIGHTS

- Pre-tax profit of $2.7B, up $1.5B; after-tax earnings per share of 45 cents, excluding special items, **up 21 cents from a year ago**
- **Net income of $1.9B**, up $1.1B; after-tax earnings per share of 48 cents
- Automotive profit of $2.2B, up $1.5B from a year ago; driven by **best quarter ever** in North America, improvements in Europe and South America
- **Third quarter record** Automotive-operating related cash flow of $2.8B, higher than a year ago by $3.5B; $5.2B year to date
- **Distributed $600M to shareholders** in the third quarter; $1.9B year to date
- Wholesale volume and revenue increased from a year ago, a result of **F-150 at full production**
- **Global market share up three-tenths** of a percentage point from a year ago at 7.6 percent; share up in North America, South America and Europe
- **Ford number one brand** in vehicle sales in the U.S.; number two in the U.S. in electrified vehicle sales
- **F-Series had best third quarter since 2006**; announced all-new Super Duty
- **Lincoln sales up 15 percent** from a year ago; best quarterly performance since 2Q 2008
- **Ford best-selling** commercial vehicle brand in Europe
- **Company reconfirms 2015 pre-tax profit guidance of $8.5B to $9.5B**, excluding special items, with higher Automotive revenue, operating margin and operating-related cash flow compared with 2014



"The Ford team delivered an outstanding quarter – with record third quarter profit, best quarter ever for North America, higher wholesales, higher revenue, higher market share and improved margin. We are delivering a breakthrough year."

Mark Fields, Ford President and CEO

PRODUCT NEWS



Ford Everest

Launched the all-new Ford Everest in Asia Pacific and Middle East and Africa, a seven-seat off-road SUV with latest generation Duratorq diesel and EcoBoost engine technologies. Everest offers advanced driver assist features such as Adaptive Cruise Control and Blind Spot Information System with Cross Traffic Alert.



Ford Mustang

The new Mustang arrived at Ford dealers in Europe during the summer, continuing Mustang's global momentum. Customers around the world have made Mustang the best-selling sports car during the first half of 2015, according to global IHS Automotive registration data.



Ford F-650/750 Super Duty

Launched our all-new F-650/F-750 medium-duty trucks in North America, powered by a Ford-designed and -built 6.7-liter Power Stroke® V8 diesel engine for maximum capability. Able to work harder, life inside the cab is even easier with lowered in-cab and exterior noise levels, which enhance driver comfort.



Ford Figo

Launched the all-new Ford Figo in Asia Pacific and Middle East and Africa. This global compact car offers innovative features like MyFord Dock,® a unique solution for storing, mounting and charging mobile devices and MyKey,® which lets owners limit vehicle top speeds and regulate audio volume.

*See end note on pg. 4

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Ford Motor Company 3Q October 27, 2015 1

AUTOMOTIVE RESULTS

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
3Q 2015	**1,596K**	**$35.8B**	**6.5%**	**$ 2.2B**
B/(W) 3Q 2014	103K	$3B	4 ppts	$1.5B

North America

- North America had best quarter ever; all key metrics improved from a year ago
- U.S. market share rose six-tenths of a percentage point due to better availability of F-150 and continued strength of Explorer
- Continue to expect North America to have a very strong year, with substantial top-line growth, higher pre-tax profit and an improved operating margin
- Expect full-year pretax profit to exceed last year's result with an operating margin at the upper end of the company's guidance of 8.5 percent to 9.5 percent

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
3Q 2015	**771K**	**$23.7B**	**11.3%**	**$2.7B**
B/(W) 3Q 2014	106K	$3.8B	4.2 ppts	$1.3B

South America

- Pre-tax result about the same as last year even in the deteriorating business environment
- Market share was up due to continued strong performance in Brazil with the all-new Ka
- Within the difficult South American conditions Ford continues to work on all areas of the business to counter the effects of the external environment
- Expect the full-year pre-tax loss to improve compared with 2014

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
3Q 2015	**102K**	**$1.6B**	**(10.3)%**	**$(163)M**
B/(W) 3Q 2014	(11)K	$(0.7)B	(3.0)ppts	$7M

Europe

- All metrics for the for the third quarter were better than a year ago
- Market share was up three-tenths of a percentage point
- Ford was Europe's best-selling commercial vehicle brand reflecting the strength of the renewed Transit line-up and Ranger.
- Ford continues to expect pre-tax loss for 2015 to improve compared with 2014 as the company continues towards a return to profitability in the region

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
3Q 2015	**375K**	**$7.0B**	**(2.6)%**	**$(182)M**
B/(W) 3Q 2014	54K	$0.1B	3.8 ppts	$257M

Middle East & Africa

- Pre-tax result was flat from a year ago, reflecting higher net pricing offset by lower volume
- Southern Africa region increased market share driven primarily by Ranger
- Ford announced partnership with a local assembler for Ranger trucks in Nigeria
- For the full year, Ford continues to expect about break-even results

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
3Q 2015	**42K**	**$0.9B**	**(1.6)%**	**$(15)M**
B/(W) 3Q 2014	(6)K	$(0.2)B	(0.2)ppts	—

Asia Pacific

- Revenue was unchanged; China market share unchanged from a year ago
- All other metrics were lower than a year ago, mainly reflecting investments in the products the company is launching this year and dealer stock reductions
- Ford continues to expect strong year, marked by a very strong fourth quarter driven by new products
- Expect full-year pre-tax profit to be higher than 2014

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
3Q 2015	**306K**	**$2.6B**	**0.8%**	**$20M**
B/(W) 3Q 2014	(40)K	—	(0.9)ppts	$(24)M

FORD CREDIT RESULTS

Ford Credit Pre-Tax Results	**3Q 2015**	**$541M**
	B/(W) 3Q 2014	$43M

Ford Credit

Ford Credit's strong pre-tax profit of $541 million was up by $43 million from a year ago. This resulted from favorable volume and mix, reflecting primarily higher consumer finance receivables in all geographic segments and higher leasing in North America. Ford Credit's origination practices remain consistent and its balance sheet is strong. Ford Credit is a strategic part of Ford that provides world-class financial services to our dealers and customers.

"We had outstanding results this quarter, including record cash flow, net income more than doubling, and success in our business units. We are on track for year over year improvements and will meet our guidance in 2015."

Bob Shanks, Executive Vice President and CFO



Ford Motor Company 3Q October 27, 2015 2

RISK FACTORS Statements included or incorporated by reference herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:  Decline in industry sales volume, particularly in the United States, Europe, or China due to financial crisis, recession, geopolitical events, or other factors;  Decline in Ford's market share or failure to achieve growth;  Lower-than-anticipated market acceptance of Ford's new or existing products;  Market shift away from sales of larger, more profitable vehicles beyond Ford's current planning assumption, particularly in the United States;  An increase in or continued volatility of fuel prices, or reduced availability of fuel;  Continued or increased price competition resulting from industry excess capacity, currency fluctuations, or other factors;  Fluctuations in foreign currency exchange rates, commodity prices, and interest rates;  Adverse effects resulting from economic, geopolitical, or other events;  Economic distress of suppliers that may require Ford to provide substantial financial support or take other measures to ensure supplies of components or materials and could increase costs, affect liquidity, or cause production constraints or disruptions;  Work stoppages at Ford or supplier facilities or other limitations on production (whether as a result of labor disputes, natural or man-made disasters, tight credit markets or other financial distress, production constraints or difficulties, or other factors);  Single-source supply of components or materials;  Labor or other constraints on Ford's ability to maintain competitive cost structure;  Substantial pension and postretirement health care and life insurance liabilities impairing our liquidity or financial condition;  Worse-than-assumed economic and demographic experience for postretirement benefit plans (e.g., discount rates or investment returns);   The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns, or increased warranty costs;  Increased safety, emissions, fuel economy, or other regulations resulting in higher costs, cash expenditures, and / or sales restrictions;  Unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise;  A change in requirements under long-term supply arrangements committing Ford to purchase minimum or fixed quantities of certain parts, or to pay a minimum amount to the seller ("take-or-pay" contracts);  Adverse effects on results from a decrease in or cessation or clawback of government incentives related to investments;  Inherent limitations of internal controls impacting financial statements and safeguarding of assets;  Cybersecurity risks to operational systems, security systems, or infrastructure owned by Ford, Ford Credit, or a third-party vendor or supplier;  Failure of financial institutions to fulfill commitments under committed credit and liquidity facilities;  Inability of Ford Credit to access debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts, due to credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors;  Higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles;  Increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and  New or increased credit, consumer, or data protection or other regulations resulting in higher costs and / or additional financing restrictions. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Ford Motor Company 3Q October 27, 2015 3

• • • • • •

2015 CALCULATION OF EARNINGS PER SHARE

	3Q		YTD	
	Net Income Attributable to Ford	After-Tax Operating Results Excluding Special Items*	Net Income Attributable to Ford	After-Tax Operating Results Excluding Special Items*
Diluted After-Tax Results (Mils)	$ 1,909	$ 1,801	$ 4,718	$ 4,610
Basic and Diluted Shares (Mils)				
Basic shares (Average shares outstanding)	3,969	3,969	3,968	3,968
Net dilutive options and unvested RSUs	30	30	34	34
Diluted shares	3,999	3,999	4,002	4,002
EPS (Diluted)	$ 0.48	$ 0.45	$ 1.18	$ 1.15

* Excludes income / (loss) attributable to non-controlling interests

INCOME FROM CONTINUING OPERATIONS

	3Q		YTD		Memo: FY
	2014 (Mils)	2015 (Mils)	2014 (Mils)	2015 (Mils)	2014 (Mils)
Automotive					
North America	$ 1,410	$ 2,670	$ 5,350	$ 6,607	$ 6,898
South America	(170)	(163)	(975)	(537)	(1,162)
Europe	(439)	(182)	(619)	(381)	(1,062)
Middle East & Africa	(15)	(15)	62	18	(20)
Asia Pacific	44	20	494	315	589
Other Automotive	(144)	(163)	(537)	(542)	(755)
Total Automotive (excl. special items)	$ 686	$ 2,167	$ 3,775	$ 5,480	$ 4,488
Special items -- Automotive	(160)	166	(763)	166	(1,940)
Total Automotive	$ 526	$ 2,333	$ 3,012	$ 5,646	$ 2,548
Financial Services					
Ford Credit	$ 498	$ 541	$ 1,431	$ 1,530	$ 1,854
Other	(3)	(15)	(45)	(44)	(60)
Total Financial Services	$ 495	$ 526	$ 1,386	$ 1,486	$ 1,794
Company					
Pre-tax results	$ 1,021	$ 2,859	$ 4,398	$ 7,132	$ 4,342
(Provision for) / Benefit from income taxes	(188)	(950)	(1,261)	(2,412)	(1,156)
Net income	$ 833	$ 1,909	$ 3,137	$ 4,720	$ 3,186
Less: Income / (Loss) attributable to non-controlling interests	(2)	-	2	2	(1)
Net income attributable to Ford	$ 835	$ 1,909	$ 3,135	$ 4,718	$ 3,187
Memo: Excluding special items					
Pre-tax results	$ 1,181	$ 2,693	$ 5,161	$ 6,966	$ 6,282
(Provision for) / Benefit from income taxes	(247)	(892)	(1,574)	(2,354)	(1,650)
Less: Income / (Loss) attributable to non-controlling interests	(2)	-	2	2	(1)
After-tax results	$ 936	$ 1,801	$ 3,585	$ 4,610	$ 4,633

Ford Motor Company 3Q October 27, 2015 5

SPECIAL ITEMS

	3Q		YTD		Memo: FY
	2014 (Mils)	2015 (Mils)	2014 (Mils)	2015 (Mils)	2014 (Mils)
Personnel-Related Items					
Separation-related actions*	$ (160)	$ -	$ (434)	$ -	$ (685)
Other Items					
Nemak IPO	$ -	$ 166	$ -	$ 166	$ -
Venezuela	-	-	-	-	(800)
Ford Sollers equity impairment	-	-	(329)	-	(329)
2016 Convertible Notes settlement	-	-	-	-	(126)
Total Other Items	$ -	$ 166	$ (329)	$ 166	$ (1,255)
Total Special Items	$ (160)	$ 166	$ (763)	$ 166	$ (1,940)
Tax Special Items	$ 59	$ (58)	$ 313	$ (58)	$ 494
Memo:					
Special items impact on earnings per share**	$ (0.03)	$ 0.03	$ (0.11)	$ 0.03	$ (0.36)

* Primarily related to separation costs for personnel at the Genk and U.K. facilities
** Includes related tax effect on special items and tax special items

AUTOMOTIVE SECTOR NET INTEREST RECONCILIATION TO GAAP

	3Q		YTD		Memo: FY
	2014 (Mils)	2015 (Mils)	2014 (Mils)	2015 (Mils)	2014 (Mils)
Interest expense (GAAP)	$ (204)	$ (206)	$ (619)	$ (561)	$ (797)
Investment-related interest income (GAAP)	65	60	145	161	193
Interest income / (expense) on income taxes (GAAP)	(3)	-	34	1	108
Subtotal	$ (142)	$ (146)	$ (440)	$ (399)	$ (496)
Adjusted for items included / excluded from net interest					
Include: Gains / (Losses) on cash equiv. and marketable securities*	(12)	34	18	45	9
Include: Gains / (Losses) on extinguishment of debt	-	-	(5)	1	(5)
Other	(17)	(23)	(73)	(69)	(91)
Net Interest	$ (171)	$ (135)	$ (500)	$ (422)	$ (583)

* Excludes mark-to-market adjustments of strategic equity investments held in marketable securities

Ford Motor Company 3Q October 27, 2015 6

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP

	2014		2015	
	Sept. 30 (Bils)	Dec. 31 (Bils)	June 30 (Bils)	Sept. 30 (Bils)
Cash and cash equivalents	$ 6.0	$ 4.6	$ 6.1	$ 7.8
Marketable securities	16.9	17.1	14.6	14.4
Total cash and marketable securities (GAAP)	$ 22.9	$ 21.7	$ 20.7	$ 22.2
Securities in transit*	(0.1)	-	-	-
Gross cash	$ 22.8	$ 21.7	$ 20.7	$ 22.2

* The purchase or sale of marketable securities for which the cash settlement was not made by period end and the related payable or receivable remained on the balance sheet

AUTOMOTIVE SECTOR OPERATING-RELATED CASH FLOWS RECONCILIATION TO GAAP

	3Q		YTD		Memo: FY
	2014 (Bils)	2015 (Bils)	2014 (Bils)	2015 (Bils)	2014 (Bils)
Net cash provided by / (used in) operating activities (GAAP)	$ 0.6	$ 4.2	$ 6.7	$ 8.7	$ 8.8
Items included in operating-related cash flows					
Capital spending	(1.8)	(1.8)	(5.2)	(5.3)	(7.4)
Proceeds from the exercise of stock options	0.1	-	0.2	0.1	0.2
Net cash flows from non-designated derivatives	-	(0.1)	0.1	(0.1)	0.2
Items not included in operating-related cash flows					
Separation payments	-	0.1	0.1	0.6	0.2
Funded pension contributions	0.3	-	1.1	0.9	1.5
Tax refunds and tax payments from affiliates	-	-	(0.2)	-	(0.2)
Other	0.1	0.4	0.3	0.3	0.3
Operating-related cash flows	$ (0.7)	$ 2.8	$ 3.1	$ 5.2	$ 3.6

Ford Motor Company 3Q October 27, 2015 7